SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Atara Biotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

  *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 16, 2020.   ATARA BIOTHERAPEUTICS, INC.   ATARA BIOTHERAPEUTICS, INC. 611 GATEWAY BLVD., SUITE 900 SOUTH SAN FRANCISCO, CA 94080   D13569-P38755   Meeting Information Meeting Type: Annual Meeting For holders as of: April 17, 2020 Date: June 16, 2020 Time: 9:00 AM, PDT Location: 611 Gateway Boulevard, Suite 900 South San Francisco, CA 94080   You are receiving this communication because you hold shares in the company named above.  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.   See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials How to View Online:  Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2020 to facilitate timely delivery. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K  D13570-P38755

The Board of Directors recommends you vote FOR the following proposal:  2. To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Proxy Statement.  The Board of Directors recommends you vote FOR the following proposal:  3. To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.  NOTE: Such other matters that may properly come before the meeting or any adjournment or postponement thereof will be voted on by the proxy holders in their discretion. Nominees: 01) Pascal Touchon 02) Carol Gallagher 1. Election of Directors The Board of Directors recommends you vote FOR the following: Voting Items D13571-P38755

D13572-P38755